UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒  Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

CHINA JIANYE FUEL, INC.
(Name of Registrant As Specified in Charter)

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Copies to:

Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

CHINA JIANYE FUEL, INC.
100 Wall Street, 15th Floor
New York, NY, 10005

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have authorized the attached Certificate of Amendment of China Jianye Fuel, Inc. (the “Company”) to amend the Company’s Certificate of Incorporation to effectuate a reverse stock split of our issued and outstanding Common Stock by changing and reclassifying each one hundred (100) shares of our issued and outstanding common stock, par value $0.001 per share (“Common Stock”) into one (1) fully paid and non-assessable share of Common Stock (the “Reverse Split” or the “Amendment”).

These actions were approved by written consent on February 21, 2011 by our Board of Directors and a majority of our shareholders in accordance with Section 141 and Section 228 of the Delaware General Corporation Law.  Our directors and majority of shareholders owning 76% of our outstanding Common Stock, as of the record date of February 21, 2011, have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders.  This Information Statement is first mailed to you on or about April __, 2011.

Please feel free to call us at (212) 232-0120 should you have any questions on the enclosed Information Statement.

For the Board of Directors of CHINA JIANYE FUEL, INC.

By:	/s/ Shobu Yu
Name: Shobu Yu Title: Chief Executive Officer

CHINA JIANYE FUEL, INC.
100 Wall Street, 15th Floor
New York, NY, 10005

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of China Jianye Fuel, Inc. (the “Company”) in connection with the proposed amendment to the Certificate of Incorporation of the Company to effectuate a reverse stock split of our issued and outstanding Common Stock by changing and reclassifying each one hundred (100) shares of our issued and outstanding common stock, par value $0.001 per share (“Common Stock”) into one (1) fully paid and non-assessable share of Common Stock (the “Reverse Split” or “Amendment”). This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to China Jianye Fuel, Inc., a Delaware corporation.  The amendment to the Company’s Certificate of Incorporation is sometimes referred to as the “Amendment”.

SUMMARY OF CORPORATE ACTIONS

On February 21, 2011, our Board of Directors and the holder of a majority of the Company’s Common Stock approved the amendment to the Company’s Certificate of Incorporation which will authorize the Amendment.  The Amendment was approved by written consent of the shareholders holding approximately 76% of our outstanding Common Stock (the “Majority Shareholders”). Pursuant to the Delaware General Corporation Law, the Amendment is required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendment. The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of February 21, 2011, there were 29,976,923 issued and outstanding shares of our Common Stock.

The date on which this Information Statement was first sent to shareholders is on or about March __, 2011 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of February 21 2011 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendment are not entitled to dissenter's rights under Delaware law.

The Amendment will be effective twenty (20) days after this Information Statement is first mailed to our shareholders.  No further vote of our shareholders is required.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.           What will I receive if the Amendment are completed?

A.           Nothing.  The Amendment will only modify the Certificate of Incorporation.

Q.           When do you expect the Amendment to become effective?

A.           The Amendment will become effective upon the filing of the Amendment with the Secretary of State of Delaware.  A copy of the Form of the Certificate of Amendment is attached to this Information Statement as Exhibit A.  We expect to file the Certificate of Amendment with the Secretary of State of Delaware no less than 20 days after this information statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Delaware law, and no further approval by our shareholders is required.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

ACTION BY THE BOARD OF DIRECTORS
AND
CONSENTING SHAREHOLDERS

In accordance with Section 141 and 228 of the Delaware General Corporation Law, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of majority of the shareholders of the Company’s Common Stock.  On February 21, 2011, our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the Amendment.

Effective Time of the Amendment

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Certificate of Amendment effectuating the Amendment with the Secretary of State of Delaware.  The Certificate of Amendment will become effective at the close of business on the date the Certificate of Amendment is accepted for filing by the Secretary of State of Delaware. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Form of Certificate of Amendment is attached to this Information Statement as Appendix A and incorporated herein by reference. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the Secretary of State of Delaware to effectuate the Amendment.

No Appraisal Rights for the Amendment

Under Delaware law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendment and the Company will not independently provide shareholders with any such right.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECTUATE A 1-FOR-100 REVERSE STOCK SPLIT

The Board of Directors has determined that it will be in the best interest of the shareholders to effectuate a reverse stock split of our issued and outstanding Common Stock by changing and reclassifying each one hundred (100) shares of our issued and outstanding Common Stock (“Old Shares”) into one (1) fully paid and non-assessable share of Common Stock (“New Shares”) (“Reverse Stock Split”) for the purposes stated herein.

The Board of Directors believes that the low per-share market price of the Company’s Common Stock impairs the acceptability of the Common Stock to potential acquisition candidates, certain members of the investing public, including institutional investors, as well adversely affecting our ability to raise additional working capital. Because of the current low price of the Company’s Common Stock, the Company’s credibility as a viable business enterprise is negatively impacted. No assurance exists that any positive impact in these or other matters will result from the proposed action. Further, given the history of the Company to undertake such stock splits from time to time, there is no assurance that the Company will not continue to undertake such actions.

In addition, the Board believes that the Reverse Stock Split and anticipated increase per share price of our Common Stock should also enhance the acceptability and marketability of the Common Stock to the financial community and investing public.  Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock.  Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks.  Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks due to, among other reasons, the trading volatility often associated with lower-priced stocks.  Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.  It should be noted that the liquidity of our Common Stock may be adversely affected by the proposed Reverse Stock Split given the reduced number of shares that will be outstanding after the Reverse Stock Split.  The Board of Directors is hopeful, however, that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.  No assurance exists that the opinions of the Company will prove correct.

The Reverse Stock Split will also have the effect of increasing the number of shares of Common Stock available to us for future issuances as the split will not change the number of authorized shares of our Common Stock which will remain at 200,000,000 shares. On February 21, 2011, there were 29,976,923 shares of Common Stock issued and outstanding.

For these reasons the Board of Directors has chosen to adopt and recommend the Reverse Stock Split. The Company is not, however, a party to any binding agreement, acquisition agreement or agreement to raise additional working capital other than which has been publicly announced, nor can we be certain that the Reverse Split will have a long-term positive effect on the market price of the Common Stock or increase the Company’s abilities to enter into financing arrangements in the future.

The Reverse Split will affect all of the holders of our Common Stock uniformly.  Any fractional shares existing as a result of the Reverse Split shall be rounded to the next higher whole number to those shareholders who are entitled to receive them as a consequence of the Reverse Split. On the effective date of the Reverse Stock Split, each shareholder will own a reduced number of shares of our Common Stock, but will hold the same percentage of the outstanding Common Stock as the shareholder held prior to the Effective Date. The Reverse Stock Split will increase the number of shareholders who own odd-lots. An odd-lot is fewer than 100 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

The Reverse Stock Split will not affect the par value of the Common Stock. As a result, on the effective date of the reverse Split (the “Split Effective Date”), the stated capital on the Company’s balance sheet attributable to Common Stock will be reduced in proportion with the Reverse Stock Split and additional paid-in capital account will be credited with the amount by which the stated capital is reduced. These accounting entries will have no impact on total shareholders' equity. All share and per share information will be retroactively adjusted following the Split Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

The availability of additional authorized shares will also allow the Board to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by the shareholders or the time delay involved in obtaining shareholder approval (except to the extent that approval is otherwise required by applicable law). Such purposes could include meeting requirements for capital expenditures or working capital or, depending on the market conditions, effecting future acquisitions of other businesses through the issuance of shares of our Common Stock or securities convertible into shares of our Common Stock.

Anti-Takeover Effects of the Reverse Stock Split

Because the Reverse Stock Split results in a decreased number of issued and outstanding shares of the Company’s Common Stock, it may be construed as having an anti-takeover effect. Although the Reverse Stock Split is not being undertaken by the Board for this purpose, in the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid.  Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s Bylaws or certain provisions of the Company’s Certificate of Incorporation would not receive the requisite vote. Such uses of the Company’s Common Stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transactions were opposed by the Board of Directors. However, it is also possible that an indirect result of the anti-takeover effect of the Reverse Stock Split could be that shareholders will be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our Common Stock, if the same was so offered by a party attempting a hostile takeover of our company. We are not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this Information Statement.

Summary of the Reverse Stock Split

The Reverse Stock Split will have the following effects upon the Common Stock:

1. The number of shares owned by each holder of Common Stock will be reduced ten fold;

2. The number of shares of Common Stock which will be issued and outstanding after the Reverse Stock Split will be reduced from 29,976,923 shares of our Common Stock to approximately 299,769 shares, subject to rounding.

3.  199,700,231 shares of Common Stock reserved for issuance (assuming that there are 200,000,000 shares of common stock authorized); and

4.  1,000,000 shares of Preferred Stock reserved for issuance.

5. The per share loss and net book value of the Common Stock will be increased because there will be a lesser number of shares of our Common Stock outstanding;

6. The par value of the Common Stock will remain $0.001 per share;

7. The stated capital on the Company’s balance sheet attributable to the Common Stock will be decreased one hundred (100) times its present amount and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; and

8. All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise thereof, one hundred (100) times fewer of the number of shares of Common Stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same aggregate price required to be paid therefore upon exercise thereof immediately preceding the Reverse Stock Split.

9.  Because the market price of the Common Stock is also based on factors which may be unrelated to the number of shares outstanding, including our performance, general economic and market conditions and other factors, many of which are beyond our control, the market price per new share of the New Shares may not rise or remain constant in proportion to the reduction in the number of Old Shares outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In the future, the market price of Common Stock following the Reverse Stock Split may not equal or exceed the market price prior to the Reverse Stock Split. In many cases, the total market capitalization of a company following a Reverse Stock Split is lower than the total market capitalization before the Reverse Stock Split.

There are currently no proposals or arrangements, written or otherwise, to issue additional shares of our Common Stock at this time. However, should we issue additional shares of stock in the future, this could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  The Company's Certificate of Incorporation authorizes the issuance of 200,000,000 shares of Common Stock, $0.001 par value per share, of which 29,976,923 shares were outstanding on February 19, 2011.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other.  Holders of Common Stock have no cumulative voting rights.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws.  The Company’s transfer agent for its Common Stock is Island Stock Transfer, 100 2nd Avenue South, Suite 705S, St. Petersburg, Florida 33701, (727) 289-0010.

Description of Preferred Stock

The Company’s Certificate of Incorporation authorizes the issuance of 1,000,000 shares of preferred stock from time to time in one or more series.  The Board of Directors is authorized to determine, prior to issuing any such series of preferred stock and without any vote or action by the shareholders, the rights, preferences, privileges and restrictions of the shares of such series, including dividend rights, voting rights, terms of redemption, the provisions of any purchase, retirement or sinking fund to be provided for the shares of any series, conversion and exchange rights, the preferences upon any distribution of the assets of the Company, including in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the preferences and relative rights among each series of preferred stock.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of February 21, 2011 with respect to any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table also shows the number of shares beneficially owned as of February 21, 2011 by each of the individual directors and executive officers and by all directors and executive officers as a group.

Ti Title of Class	Name of Beneficial Owner	Beneficial Ownership (aa) (cc)	Percent of Class (bb)
Common	Jianye Wang	15,288, 231	50.66%
Common	Shubo Yu	1,798,615	5.96%
Common	Haishen Fei	0	0%
Common	Meili Xu	2,997,692	9.93%
Common	Haipeng Wang	2,697,923	8.94%
All officers and directors as a group (3 persons)		17,086,906	56.5%

(1)	Except as otherwise noted, each shareholder’s address is c/o Zhao Dong Jianye Fuel Co., Ltd., 47 Huagong Road, Zhao Dong City, Heilongjiang Province, P.R. China.
(2)	Except as otherwise noted, all shares are owned of record and beneficially.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU
CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 0001390662 and contain important information about the Company and its finances, are incorporated into this Information Statement:

● Our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 was filed with the Commission on October 13, 2010.

● Our Quarterly Reports on Form 10-Q filed for the quarter ending September 30, 2010 and December 31, 2010 were filed on November 15, 2010 and February 22, 2011 respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA JIANYE FUEL, INC.
March 25, 2011
	By:	/s/ Shobu Yu
Name: Shobu Yu Title: Chief Executive Officer

APPENDIX A

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
CHINA JIANYE FUEL, INC.
a Delaware Corporation

Pursuant to Section 242 of the
General Corporation Law of the
State of Delaware

China Jianye Fuel, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: that, by written action of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Section 141 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation, as amended, of the Corporation and declaring such amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to such amendment. The resolution setting forth the amendment is as follows:

RESOLVED, that Article VI (E) of the Certificate of Incorporation of the Corporation is hereby amended by striking out Article VI (E), thereof and by substituting in lieu of said Article the following new Article:

E.           Effective upon the filing of these Articles of Incorporation (the "Effective Time"), a 1 for 100 stock split of the Common Stock will be effectuated. As of the Effective Time, every hundred (100) share of Common Stock issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") will be automatically and without any action on the part of the holder thereof reclassified as and converted into one (1) share of Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered.  If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that the taxes are not payable. From and after the Effective Time the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

SECOND:  The amendment of the Certificate of Incorporation has been duly adopted and the written consent has been given in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on: ,

Shobu Yu
Chief Executive Officer